THIRD AMENDMENT
                                     TO
                        CREDIT AND SECURITY AGREEMENT


     This Third Amendment is made and is effective this 13th day of May, 1996, by and between CARLYLE GOLF, INC., a Colorado corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").


                                  RECITALS

     The Borrower and the Lender entered into a Credit and Security Agreement dated as of July 7, 1995 (the "Credit Agreement"), as previously amended.

     The Borrower has requested that the Lender agree to amend certain loan covenants set forth in the Credit Agreement, and the Lender is willing to do so on the terms and subject to the conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

     1. Section 6.13 of the Credit Agreement is hereby amended by replacing the table contained therein with the following table:

          "DATE               ACTUAL INCOME OR LOSS

          April 30, 1996           ($550,000)
          May 31, 1996             ($576,000)
          June 30, 1996            ($611,000)
          July 31, 1996            ($630,000)
          August 31, 1996          ($660,000)
          September 30, 1996       ($680,000)
          October 31, 1996         ($750,000)"

     2. This Amendment shall be effective only upon payment by the Borrower to the Lender of a covenant restructuring fee of $10,000.

     3. All outstanding Defaults by the Borrower under the Credit Agreement, which occurred prior to the date hereof, are waived effective as of the date each such Default occurred.

     4. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

                              CARLYLE GOLF, INC.

                              By: /s/Jerome M. Hause
                              Its: President

                              NORWEST BUSINESS CREDIT, INC.


                              By: /s/Edmond Lelo
                              Its: Vice President